                                  EXHIBIT 10.2
                                  ------------



                                                   WARRANT SHARES
     _______________                              _______________
    |               |                            |               |
    |  No. WD-      |                            | *5,000,000*   |
    |_______________|                            |_______________|




THIS WARRANT AND THE SHARES OF CLASS A COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS. NEITHER THE OFFERING OF THIS SECURITY NOR OF THE SHARES OF CLASS A COMMON STOCK ISSUABLE HEREUNDER HAS BEEN REVIEWED OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE'S SECURITIES COMMISSIONER OR ADMINISTRATOR AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  NEW WORLD COMMUNICATIONS GROUP INCORPORATED

                                CLASS D WARRANT
                                ---------------

                 For value received, NEW WORLD COMMUNICATIONS GROUP INCORPORATED, a Delaware corporation (the "COMPANY"), hereby grants to GREAT AMERICAN TELEVISION AND RADIO COMPANY, INC. or its registered assigns (collectively, the "REGISTERED HOLDER") the right to purchase from the Company Five Million (5,000,000) shares of the Company's Class A Common Stock, $.01 par value per share (collectively referred to as "WARRANT SHARES" and individually as "WARRANT SHARE" as the same may be adjusted from time to time in accordance with Parts 2 and 3 hereof), at a price per share of $15.00 (the "INITIAL EXERCISE PRICE"), subject to adjustment as provided herein. Certain capitalized terms used herein are defined in Part 4 hereof. The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Class D Warrant (this "WARRANT"). Reference is hereby made to the further provisions of this Warrant set forth below, and such further provisions shall for all purposes have the same effect as though fully set forth herein.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers.

DATED:

                                NEW WORLD COMMUNICATIONS GROUP
                                  INCORPORATED


                                By:____________________________


Attest:_______________________










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                 This Warrant is subject to the following provisions:

                 Part 1.  Exercise of Warrant.
                          -------------------
                 1A. EXERCISE PERIOD. On the terms and subject to the conditions of Part 1 hereof, the Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time after ____________ __, 19941 (the "DATE OF ISSUANCE") to and including ____________
__, ____2 (the "EXERCISE PERIOD").

                 1B.  Exercise Procedure.
                      ------------------
                 (i) This Warrant will be deemed to have been exercised when the Company has received all of the following items (the "EXERCISE TIME"):

                 (a) a completed Exercise Agreement, as described in subsection 1C below, executed by the Person exercising the purchase rights represented by this Warrant (the "PURCHASER");

                 (b)  this Warrant;

                 (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth below evidencing the assignment of this Warrant to the Purchaser, if the Registered Holder shall have complied with the provisions set forth in
         Part 6 hereof;

                 (d) a check payable to the Company in an amount equal to the product of the Exercise Price (as such term is defined in Part 2 hereof) multiplied by the number of shares of Class A Common Stock being purchased upon such exercise; and

                 (e) evidence reasonably satisfactory to the Company that such Purchaser does not constitute a Foreign Entity (including, without limitation, a legal opinion from counsel reasonably satisfactory to the Company to the effect that such Purchaser does not constitute a Foreign Entity) or, if such Purchaser is a Foreign Entity, evidence reasonably satisfactory to the Company that such Purchaser's exercise of the Warrant is permitted by applicable law and by the Company's Certificate of Incorporation and By-Laws.





____________________

1  Insert actual date of issuance.

2  Insert fifth anniversary of actual date of issuance.




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                 (ii)  If a Registered Holder exercises this Warrant in part, the Company will execute and deliver to such holder a new Warrant, representing the right to receive, upon exercise thereof, the number of Warrant Shares issuable upon the exercise of this Warrant less the number of Warrant Shares issued upon such partial exercise of this Warrant, and otherwise containing the same terms and conditions set forth herein.

                 (iii) Certificates for shares of Class A Common Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within five (5) business days after the date of the Exercise Time.

                 (iv) The Class A Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser will be deemed for all purposes to have become the record holder of such Class A Common Stock at the Exercise Time.

                 (v) The issuance of certificates for shares of Class A Common Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Class A Common Stock.

                 (vi) The Company will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Class A Common Stock as are issuable upon exercise of this Warrant. All shares of Class A Common Stock which are so issuable will, when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Company will take all such actions as may be necessary and within its power to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common Stock may be listed (except for official notice of issuance which will be transmitted by the Company upon issuance).

                 1C. EXERCISE AGREEMENT. Upon the exercise of this Warrant, the Exercise Agreement will be substantially in the form set forth below. Such Exercise Agreement will be dated the actual date of execution thereof.

                 1D. FRACTIONAL SHARES. If a fractional share of Class A Common Stock would, but for the provisions of subsection 1D, be issuable upon exercise of the rights represented by this Warrant, the Company may, at its option, within five (5) business days after the date of the Exercise Time, deliver





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
to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the current market price (determined pursuant to subsection 2J) of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

                 1E. SHARE LEGENDS. Each certificate for shares of Class A Common Stock or other security issued upon exercise of this Warrant, unless at the time of exercise such securities are registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), shall bear the following legend:

                 This security has not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state or other jurisdiction and may not be sold, offered for sale, assigned, pledged, encumbered or otherwise transferred or disposed of unless registered or qualified under said Act and applicable state securities laws or unless New World Communications Group Incorporated receives an opinion of counsel reasonably satisfactory to New World Communications Group Incorporated that registration, qualification or other such actions are not required under any such laws. The offering of this security has not been reviewed or approved by the Securities and Exchange Commission or by any state's securities commissioner or administrator and any representation to the contrary is a criminal offense.

                 Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act or any state securities law.

                 Part 2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time, without duplication, as provided in this Part 2 (such price or such price as last adjusted pursuant to the terms hereof, as the case may be, is herein called the "EXERCISE PRICE"), and the number of shares of Class A Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time, without duplication, as provided in this Part 2; PROVIDED, HOWEVER, that in no event shall the Company be required to





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
make any adjustment if the issuance, sale or other transaction is a Permitted Issuance (as defined below).

                 2A. STOCK DIVIDENDS. If and whenever on or after the Date of Issuance the Company shall declare a dividend or other distribution on shares of Common Stock which is payable in Common Stock, the Exercise Price in effect immediately prior to the declaration of such dividend or distribution shall be reduced to the quotient obtained by dividing (a) the product of (x) the number of shares of Common Stock outstanding immediately prior to such declaration, multiplied by (y) the then effective Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such dividend or other distribution is paid. The registered holder of each Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. Such adjustment shall become effective immediately after the opening of business on the day following the date fixed for the determination of holders of record of Common Stock entitled to receive such dividend or other distribution.

                 2B.  STOCK SPLITS AND REVERSE SPLITS.  If and whenever on
or after the Date of Issuance outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price
in effect at the opening of business on the         day immediately prior to the
day upon which such subdivision becomes effective shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day immediately prior to the day upon which such combination becomes effective shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the following the day upon which such subdivision or combination becomes effective.

                 2C. RECLASSIFICATION OF STOCK. The reclassification of Common Stock into securities including securities other than Common Stock (other than any





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
reclassification upon a consolidation or merger to which subsection 3D below applies) shall be deemed to involve (x) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the date of issuance of such securities within the meaning of subsection 2E below), and (y) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" as the case may be, within the meaning of subsection 2B above.)

                 2D.  RIGHTS, OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES.
If and whenever on or after the Date of Issuance the Company shall issue rights, options, or warrants or shall issue securities convertible or exchangeable for shares of Common Stock ("Convertible Securities") to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock (other than pursuant to a dividend reinvestment plan) at a price per share which is lower at the record date fixed for the determination of stockholders entitled to receive such rights, options, warrants or Convertible Securities (the "RECORD DATE") than the then current market price per share of Common Stock (as defined in subsection 2J below) the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date of such rights, options, warrants or Convertible Securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date with respect to such rights, options, warrants or Convertible Securities plus the number of shares of Common Stock which the aggregate offering price of the total number shares of Common Stock so offered would purchase at the then current market price per share (as defined in subsection 2J below) of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or Convertible Securities are issued, and shall become effective immediately after the opening of business on the day following the Record Date with respect to such rights, options, warrants or Convertible Securities. Upon the foregoing adjustment having been made, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise





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
of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter. For the purpose of this subsection 2D, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or issuable pursuant to warrants held in or issued to treasury but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

                 2E. EXTRAORDINARY EVENTS. If and whenever on or after the Date of Issuance the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and the extraordinary events referred to in subsections 2A through 2D, inclusive, above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase evidences of such indebtedness or assets (collectively, the "EXTRAORDINARY DISTRIBUTIONS"), then in each case the Exercise Price shall be reduced by multiplying the Exercise Price in effect immediately prior to the close of business on the date of issuance of such distribution by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in subsection 2J below) on the date of such distribution, less the then fair value (as determined by the Board of Directors of the Company, whose good faith determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed and of which the denominator shall be the then current market price per share of Common Stock. Upon any such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant will be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. Such adjustment shall be made whenever any such distribution is made, and shall become effective immediately prior to the opening of business on the day following the date of issuance of such distribution.

                 2F. SALE OF CONVERTIBLE SECURITIES. If and whenever on or after the Date of Issuance the Company shall issue or sell Convertible Securities, there shall be determined the price per share for which shares of Common Stock are issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the average of the maximum and minimum aggregate amount of additional





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
consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities by (b) the maximum number of shares of Common Stock of the Company issuable upon conversion or exchange of all of such Convertible Securities; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined.

                 If such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Exercise Price shall, forthwith up any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same.

                 2G. RIGHTS, WARRANTS, OPTIONS -- COMMON STOCK. If and whenever on or after the Date of Issuance the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire shares of Common Stock (collectively, the "RIGHTS"), there shall be determined the minimum price per share for which a share of Common Stock is issuable upon the exercise of all such rights, warrants or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, warrants or options, plus the average of the maximum and minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, warrants or options by
(b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of all such rights, warrants or options, and the granting of all such rights, warrants or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights, warrants or options) of such maximum number of shares of Common Stock at the price per share so determined.

                 If such rights, warrants or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Exercise Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect same.

                 2H.  RIGHTS, WARRANTS, OPTIONS -- CONVERTIBLE SECURITIES.
If and whenever on or after the Date of Issuance the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire Convertible Securities (collectively, the "CONVERTIBLE RIGHTS"), such Convertible Securities shall be deemed, for the purposes of subsection 2F to have been issued and sold (as of the actual date of issue or sale of such Convertible Securities) for the total amount received or receivable by the Company as consideration for the granting of such rights, warrants or options plus the average of the maximum and minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such rights, warrants or options.

                 If such rights, warrants or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Exercise Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same.

                 2I. SALES BELOW MARKET PRICE. If and whenever on or after the Date of Issuance the Company shall issue or sell its shares of Common Stock or be deemed to have issued or sold Common Stock in accordance with the provisions of subsections 2F, 2G or 2H above, for the consideration per share which is below the then current market price per share (as defined in subsection 2J) for its shares of Common Stock (unless the provisions of subsection 2A, 2B, 2C, 2D or 2E shall be applicable (in which event this subsection 2I shall not apply), the following provisions shall apply. An Adjusted Fair Market Value shall be computed (to the nearest cent, a half cent or more being considered a full cent) by dividing:

                          (i)   the sum of (x) the result obtained by
                 multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the then current market price as defined in subsection 2J below, plus (y) the consideration, if any, received or deemed received by the Company upon such issue or sale, by

                          (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

                 The resulting number shall be deemed to be the Adjusted Fair Market Value per share. Thereafter, the Exercise Price shall be adjusted to be equal to the product of the Exercise Price in effect immediately prior to such actions, multiplied by a fraction the numerator of which is the Adjusted Fair Market Value per share and the denominator of which is the current market price per share immediately prior to such actions as determined in subsection 2J below. Upon any such adjustment of the Exercise Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant will be adjusted to the number of shares de-termined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                 The provisions of this subsection 2I shall not apply to an issuance or sale of shares of the Company's Common Stock in connection with an underwritten public offering, UNLESS the underwritten public offering is in the form of a rights offering to holders of Company capital stock to acquire shares of Common Stock for a consideration per share that is below the then current market price per share or is in the form of a transaction exempted from registration in the United States under Regulation S and in which shares of Common Stock are sold for a consideration per share that is seven and one-half percent (7.5%) or more below the then current market price per share.

                 2J. COMPUTATION BASIS. For the purposes of any computation under subsections 2D, 2E 2I, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for the twenty (20) consecutive trading days before the date of such computation; PROVIDED, HOWEVER that, if the "ex" date for the event in question is on or prior to the date in question, the closing price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors whose determination shall be conclusive) of such number or amount of the Convertible Securities or other Extraordinary Distribution being distributed to a holder of one share of Common Stock. The term "ex" date means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution. The closing price for each day shall be the last reported sales price regular way or, in case no reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, it not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations National Market System (or any comparable system) or, if the Common Stock is not quoted on such National Market System (or any comparable system), the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock exchange member firm selected form time to time by the Board of Directors for that purpose or, in the absence of such quotations, such other method of determining market value as the Board of Directors shall from time to time in good faith deem to be fair. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

                 2K. DEMINIMIS RULE. No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this subsection 2K are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                 2L. NO ADJUSTMENT REQUIRED. No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under subsections 2D and 2E if the Company issues or distributes to each registered Holder of Warrants the rights, options, warrants, or convertible or exchangeable securities, or evidence of indebtedness or assets referred to in those paragraphs which each registered Holder of Warrants would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made for sales of Warrant Shares pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the Warrant Shares. To the extent that the issuance of any employee stock option is a Permitted Issuance, no such adjustment need be made in respect of the issuance and subsequent exercise of employee stock options to purchase shares of Common Stock. No adjustment will be made upon the actual issuance of any shares of Common Stock or other assets, securities or properties upon the direct or indirect exercise, conversion or exchange of any Convertible Security, Extraordinary Distribution, Right or Convertible Right or of any security for which an adjustment was contemplated pursuant to subsection 2I (including upon any exercise, conversion or exchange of any security subsequently issuable upon such exercise, conversion or exchange) (collectively, the "INITIAL SECURITIES") (regardless of whether any adjustment was actually required to be made in connection with the issuance of such Initial Security).

                 2M. DEFINITION OF "COMMON STOCK". For the purpose of this Part 2, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to subsection 2C above, the registered Holders shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections 2A through 2I, inclusive, above, and the provisions of Part 3 with respect to the Warrant Shares, shall apply on like terms to any such other shares. For all purposes of Part 2 (including the defined terms used in such Part but excluding the determination of the class of Class A Common Stock issuable upon exercise hereof), all shares of Class A Common Stock and of Class B Common Stock shall be treated as shares of Common Stock without regard to class and all shares of Common Stock of whatever class issuable upon exercise of any warrant of the Company or any other Person which is exercisable at an exercise price of $.01 per share of Common Stock (or other nominal exercise price or otherwise having terms substantially equivalent to the terms of the New Class C Warrants of the Company or the Class A Warrants, Series 2, of the Company) (the "EQUIVALENT WARRANTS") and (without duplication) the Equivalent Warrants shall be treated
(x) as shares of Common Stock and (y) as if they were issued and outstanding shares of Common Stock.

                 2N. CONSEQUENCES TO EXPIRATION. Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale of grant of such rights, options, warrants or conversion or exchange rights.

                 Part 3. DETERMINATION OF CONSIDERATION. Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any shares of Common Stock or Convertible Securities, the amount the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to subscribe for, purchase or otherwise acquire any shares of Common Stock or Convertible Securities shall be issued or sold together with other shares, stock or securities or other assets of the Company for a consideration which covers both, the consideration for the issue or sale of such shares of Common Stock or Convertible Securities or such rights or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board of Directors of the Company.

                 Part 3A.  VOLUNTARY ADJUSTMENT BY THE COMPANY.  The
Company may at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company.

                 Part 3B. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to each Registered Holder notice of such adjustment or adjustments and shall deliver such registered Holders a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall, in the absence of manifest error, be conclusive evidence of the correctness of such adjustment.

                 Part 3C.  NO ADJUSTMENT OF DIVIDENDS.  Except as
provided in Part 2, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

                 Part 3D. PRESERVATION OF PURCHASE RIGHTS ON ACCOUNT OF RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an instrument providing that each Registered Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Registered Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Part 2 and this Part 3. The provisions of this subsection 3D shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

                 Part 3E. STATEMENT ON WARRANTS. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to the Agreement.

                 Part 4. DEFINITIONS. The following terms have the meanings set forth below:

                 "CLASS A COMMON STOCK" means the Class A Common Stock, $.01 par value per share, of the Company.

                 "CLASS B COMMON STOCK" means the Class B Common Stock, $.01 par value per share, of the Company.

                 "COMMON STOCK" means, collectively, the Class A Common Stock and the Class B Common Stock (subject to Part 2M hereof).

                 "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Parts 2 and 3 hereof.

                 "FOREIGN ENTITY" means any entity that individually, or in combination with other entities, is prohibited under section 310 of the Communications Act of 1934, as amended, from owning certain interests in a broadcast station license, including, without limitation:

                 (i)      an alien or the representative of an alien;

                (ii) a foreign government or the representative of a foreign government; and

               (iii) a corporation organized under the laws of any foreign government.

                 "PERMITTED ISSUANCES" means any securities of the Company issued upon exercise or conversion of (i) any security of the Company or of any other Person which is issued and outstanding on the Date of Issuance, (ii) any Equivalent Warrant which, if such Equivalent Warrant had instead been Common Stock, would not have resulted in any adjustments to this Warrant, (iii) any security which is itself a Permitted Issuance, (iv) any Warrants issued in respect of or in exchange for this Warrant, or (v) any securities issued to employees of the Company or to employees of any of its affiliates pursuant to a plan and in the ordinary course of the Company's business. For purposes of this definition only, "Date of Issuance" shall mean May 4, 1994.

                 "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                 "WARRANTS" means, collectively, all of the Class D Warrants issued by the Company.

                 Part 5. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Class A Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Class A Common Stock acquirable by exercise hereof or as a stockholder of the Company.

                 Part 6. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly exe-cuted Assignment (in the form set forth below) at the principal office of the Company. The new holder of this Warrant shall not be deemed to be the Registered Holder until such time as this Warrant and a properly executed Assignment, is presented to the Company and a new certificate of warrant is issued by the Company.

                 Part 7. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the rights to receive the number of shares of Class A Common Stock issuable upon the exercise of this Warrant, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant set forth in Part 1 hereof will be deemed to be the "DATE OF ISSUANCE" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

                 Part 8. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company or, in the case of any such mutilation upon surrender of such certificate, the Company will execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                 Part 9. WARRANT AGENT. The Company may, in its discretion, appoint a warrant agent to act as its agent in connection with the issuance, transfer and exchange of the Class D Warrants.

                 Part 10. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant will be in writing and will be delivered personally or by mail, and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such Registered Holder's address as it appears in the records of the Company.

                 Part 11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action prohibited in this Warrant, or omit to perform any act required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Class D Warrants, representing a majority of the shares of Class A Common Stock issuable upon exercise of all such Class D Warrants; provided that without the written consent of the Registered Holder of this Warrant, no such amendment shall in any event affect the number of shares of Class A Common Stock issuable upon the exercise of this Warrant, nor require the payment of any sum not otherwise payable in connection with any such exercise.

                 Part 12. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several parts and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the internal law, and not the conflicts law, of Delaware.

                 Part 13. WARRANT LEGENDS. Any certificate issued from time to time in respect of all or a portion of this Warrant, whether upon partial exercise hereof, or upon transfer, exchange or replacement hereof, shall bear the legend set forth on the face hereof unless in the opinion of counsel to the Company neither this Warrant nor any Warrant Shares are subject to restrictions on resale under the Securities Act or any state securities law.

                               EXERCISE AGREEMENT
                               ------------------

To:  NEW WORLD COMMUNICATIONS GROUP INCORPORATED
Dated:


                 The undersigned, pursuant to the provisions set forth in the attached Class D Warrant (Certificate No. WD-______), hereby irrevocably elects to exercise the purchase right represented by such Class D Warrant for ___ shares of Class A Common Stock of New World Communications Group Incorporated, a Delaware corporation (the "COMPANY"), covered by such Class D Warrant and makes payment herewith in full therefor at the price per share provided by such Class D Warrant.


                              Signature
________________________________________

                              Address
__________________________________________

                                   ASSIGNMENT
                                   ----------

                 FOR VALUE RECEIVED, _______________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Class D Warrant (Certificate No. WD_____) with respect to ___ number of shares of Class A Common Stock of New World Communications Group Incorporated, a Delaware corporation, covered thereby set forth below, unto:

Names of Assignee              Address                 No. of Shares
- -----------------              -------                 -------------



                 The Assignee must present this Assignment to the Company to become the Registered Holder of the above-referenced Class D Warrant.


Dated:                       Signature
________________________________________

________________________________________

                             Witness
__________________________________________


                 The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM                      -  as tenants in common
         TEN ENT                      -  as tenants by the entireties
         JT TEN                       -  as joint tenants with right of
                                         survivorship and not as tenants
                                         in common
         UNIF GIFT MIN ACT            -  ________________________
                                         Custodian ____________________
                                                (Cust)
                                                (Minor)
                                         under Uniform Gifts to Minors Act
                                         __________________

                                                         (State)

Additional abbreviations may also be used though not in the above list.





                                      -2-